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                                                                    EXHIBIT 10.1

                            DEALER MANAGER AGREEMENT

                                                                  April __, 2005

UBS Securities LLC
677 Washington Boulevard
Stamford, CT 06901

As Dealer Manager,

Ladies and Gentlemen:

      Cincinnati Financial Corporation, an Ohio corporation (the "Company"), plans to make (i) an offer (the "Exchange Offer") for all of the properly tendered and accepted securities of its 6.9% Debentures due 2028 (the "Old Debentures") in exchange for newly issued 6.92% Debentures due 2028 (the "Exchange Debentures", together with the Old Debentures, the "Debentures"), and
(ii) a rescission offer to purchase up to all of the Old Debentures (the "Rescission Offer"), in each case on the terms and subject to the conditions set forth in the exchange offer material (the "Exchange Offer Material"), copies of which have been delivered to you, namely:

      (a)   The Registration Statement (as defined in Section 2(a) hereof);

      (b)   The Prospectus (as defined in Section 2(a) hereof); and

      (c) The Form of Letter of Transmittal (the "Letter of Transmittal") to be used by holders tendering Old Debentures pursuant to the Exchange Offer and a specimen thereof to be sent by brokers, securities dealers, commercial banks, trust companies and nominees to their clients for whom they hold Old Debentures.

      The Exchange Debentures offered hereby will be issued under the Indenture dated as of November 1, 2004 between us and The Bank of New York Trust Company, N.A., as Trustee, as supplemented by the Supplemental Indenture dated as of November 1, 2004 between us and The Bank of New York Trust Company, N.A., as further supplemented by the Second Supplemental Indenture to be entered into between us and The Bank of New York Trust Company, N.A. (which we refer to collectively herein as the "Indenture").

      The Company hereby appoints you exclusively, and you hereby accept appointment, as the dealer manager (the "Dealer Manager") in connection with the Exchange Offer and the Rescission Offer and authorizes you to act on its behalf in accordance with this Agreement and the terms of the Exchange Offer Material, which Exchange Offer Material has been prepared by, or with the approval of, the Company. You and any other broker or securities dealer or any commercial bank or trust company are authorized to use the Exchange Offer Material in connection with the solicitation of tenders along with such other offering materials and information in connection with the Exchange Offer as the Company may approve in writing ("Additional Material"). You agree to furnish no written material to holders in connection with the Exchange Offer or the Rescission Offer, other than the Exchange Offer Material and the Additional Material. It is understood that nothing in this agreement or the nature of your services shall be deemed to create an agency relationship between you and the Company.

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      Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Prospectus.

      1. Solicitation of Tenders. You agree to use your commercially reasonable efforts (i) to solicit tenders of Debentures pursuant to the Exchange Offer (ii) to communicate with brokers, dealers, commercial banks and trust companies with respect to the Exchange Offer and the Rescission Offer (iii) perform the duties ascribed to you herein and in the Exchange Offer Material and (iv) to perform such other services in connection with the Exchange Offer and Rescission Offer as are customarily performed by investment banks of national standing acting in such roles in connection with exchange offers and rescission offers similar to the transaction contemplated hereby. Neither you nor any of your affiliates, partners, current and former directors, officers, agents, employees or controlling persons (if any), as the case may be, of you or any of your affiliates shall have any liability (in tort, contract or otherwise) to the Company or any other person for any act or omission on the part of any securities broker or dealer (other than yourselves), commercial bank or trust company that solicits tenders, and neither you nor any of such other persons or entities referred to above shall have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either your engagement or any matter referred to in this Agreement except to the extent that such liability results from your gross negligence, bad faith or willful misconduct in performing the services that are the subject of this Agreement. In soliciting or obtaining a tender of Old Debentures, you, as Dealer Manager, shall act as independent contractors. No securities broker or dealer (other than yourselves), commercial bank or trust company shall be deemed to act as your agent or the agent of the Company, and you, as Dealer Manager, shall not be deemed the agent of any other securities broker or dealer or of any commercial bank or trust company. The Company shall not be deemed to act as agent of the Dealer Manager.

      2. Covenants. The Company and you hereby covenant and agree as follows:

      (a) The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-4 (File No. 333-123471) including a prospectus, relating to the Debentures, which incorporates by reference documents which the Company has filed or will file in accordance with the provisions of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"). Except where the context otherwise requires, the registration statement, as amended when it became or becomes effective or as amended or supplemented thereafter, including all documents filed as a part thereof or incorporated by reference therein, is herein called the "Registration Statement," and the prospectus, including all documents incorporated therein by reference, in the form of final prospectus included in the Registration Statement at the time it became effective, and is amended and supplemented thereafter is herein called the "Prospectus." As used herein, "business day" shall mean a day on which the New York Stock Exchange is open for trading.

      (b) The Company shall prepare the Prospectus describing the maturity, interest rates, redemption provisions and other terms of the Debentures, as well as the conditions and procedures to follow in order to effectively tender the Debentures pursuant to the Exchange Offer and the Recission Offer. The Company shall furnish the Registration Statement and the Prospectus, and any proposed amendment or supplement thereto, to you for review and, unless such document is filed prior to the date hereof, will not file such document with the Commission or distribute any such proposed amendment or supplement without your consent, which consent shall not be unreasonably withheld. The Company agrees to furnish you as many copies as you may reasonably request of the Exchange Offer Material and Additional Material in final form for use by you in connection with the Exchange Offer. The Company shall furnish any proposed amended or supplemented Exchange Offer Material, or prepare or approve any

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Additional Material for use in connection with the Exchange Offer to you for review and will not distribute such documents without your consent, which consent shall not be unreasonably withheld.

      (c) The Exchange Offer Material and Additional Material comply and (as amended or supplemented, if amended or supplemented) will comply in all material respects with all applicable requirements of the United States federal securities laws; and such Exchange Offer Material and Additional Material do not and (as amended or supplemented, if amended or supplemented) will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.

      (d) The Company and you as Dealer Manager expressly agree that all duly completed Letters of Transmittal shall be transmitted electronically through The Depository Trust Company's Automated Tender Offer Program ("ATOP") pursuant to the procedures described in the Registration Statement and the Prospectus.

      (e) The Company further agrees to furnish to you as many copies as you may reasonably request of the Exchange Offer Material and shall cause to be mailed (or distributed electronically) to each registered holder of any Old Debentures, as soon as practicable, a reasonable number of copies of such Exchange Offer Material. Thereafter, to the extent practicable until _____, 2005 or at such other date as you as Dealer Manager and the Company may agree to as to date for consummation of the Exchange Offer and the Rescission Offer (the "Expiration Date"), the Company shall use its commercially reasonable efforts to cause copies of such Exchange Offer Material to be mailed to each person who becomes a holder of record of any Debentures upon its request therefor.

      (f) During the term of the Exchange Offer and the Rescission Offer, the Company will advise you as promptly as practicable of (i) the occurrence of any event which could cause the Company to withdraw or terminate the Exchange Offer or the Rescission Offer, (ii) any requirement to amend or supplement any Exchange Offer Material, (iii) the issuance of any communication, comment or order by the Commission (and, if in writing, will furnish you a copy thereof),
(iv) any litigation or administrative or governmental action with respect to the Exchange Offer or the Rescission Offer of which the Company becomes aware, and
(v) any other information relating to the Exchange Offer or the Rescission Offer which you may from time to time reasonably request in the performance of your duties hereunder. During the term of the Exchange Offer and the Rescission Offer, you will as promptly as practicable inform the Company of any litigation or administrative or governmental action with respect to the Exchange Offer or the Rescission Offer of which you become aware. The Company shall have complete authority to, and in its discretion may, terminate the Exchange Offer and the Rescission Offer at any time on or prior to the close of business on the business day following the Expiration Date; provided that once the Company announces its acceptance of the Exchange Debentures as set forth in the Registration Statement and the Prospectus, the Company's acceptance will be irrevocable. The Company shall have complete authority for the acceptance or rejection of any and all tenders of Old Debentures.

      (g) If the delivery of a prospectus is required at any time in connection with the Exchange Offer or the Rescission Offer and if at such time any event will have occurred as a result of which the Registration Statement and the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made when such Prospectus was delivered, not misleading or necessary to correct any material statement in any earlier communication with respect to the Exchange Offer or the Rescission Offer, or, if for any other reason it will be necessary during such period to amend or supplement the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to you

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and to any dealer in securities as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance, and in case you are required to deliver a prospectus in connection with offerings of any of the Exchange Debentures or in connection with the Rescission Offer at any time under the Act, upon your request to prepare and deliver to you as many copies as you may reasonably request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act.

      (h) Our offer and solicitation and your solicitation shall be made only in the United States. No offer, distribution of the Exchange Offer Material or Additional Material or solicitation shall be made in any other jurisdiction without your and the Company's prior written consent.

      (i) The Company agrees to furnish to you, to the extent the same is available to the Company, cards or lists or copies thereof showing the names and addresses of, and numbers of Old Debentures held by, the registered holders of Old Debentures as of a recent date, and will use its commercially reasonable efforts to advise you from day to day during the period of the Exchange Offer and Rescission Offer as to any transfers of record of Old Debentures. You agree to use such information only in connection with the Exchange Offer and Rescission Offer and not to furnish such information to any other person except in connection with the Exchange Offer or the Rescission Offer.

      (j) The Company will arrange for the Exchange Agent named in the Letter of Transmittal to inform you during each business day during the Exchange Offer and Rescission Offer (to be followed on a daily basis by written confirmation) as to the number of Old Debentures that have been tendered pursuant to the Exchange Offer and Rescission Offer during the interval since its previous daily report to you under this provision and such other information as you may reasonably require in connection with your services hereunder. You are authorized to communicate directly with the Exchange Agent (and any other exchange agent or depositary designated or retained by the Company) with respect to matters relating to the Exchange Offer and Rescission Offer.

      (k) Neither the Company nor any entity controlled, directly or indirectly, by it has taken, or will take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the exchange of the Exchange Debentures in connection with the Exchange Offer or the repurchase of the Old Debentures in connection with the Rescission Offer.

      3. Compensation and Expenses.

      (a) The Company shall pay to UBS Securities LLC, as compensation for its services as Dealer Manager, a fee of $2.50 for each $1,000 principal amount of Old Debentures exchanged by the Company for Exchange Debentures pursuant to the Exchange Offer (collectively, the "Fees"). Such fees shall be payable in U.S. dollars, in immediately available funds, on the Expiration Date or other termination of such Exchange Offer, to an account or accounts in New York City designated by you and free and clear of any and all withholding or other similar taxes in connection with any payments hereunder or the transactions contemplated hereby.

      (b) The Company agrees to pay and/or reimburse you for costs and expenses incurred in connection with the transactions contemplated hereby, including reasonable fees and disbursements of Dealer Manager counsel, fees and disbursements of Company's counsel, expenses of the Exchange Agent, the registration fee, the expenses of any announcement tombstones and advertisements (placed at launch), and blue sky fees, if any. All payments to be made pursuant to this Section 3 for the reimbursement of expenses shall be payable promptly after an itemized invoice specifying the expenses to be reimbursed has been received by the party making such reimbursement. The parties shall perform

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their respective obligations set forth in this Section 3 whether or not the
Exchange Offer is commenced or the Company terminates the Exchange Offer prior to the Expiration Date.

      4. Certain Representations and Warranties by the Company. The Company represents and warrants to you that:

      (a) The Registration Statement and the Prospectus. (i) The Registration Statement has been declared effective under the Act; no stop order of the Commission preventing or suspending the use of the Prospectus or the effectiveness of the Registration Statement has been issued and no proceedings for such purpose have been instituted or, to the best of the Company's knowledge, after due inquiry, are contemplated by the Commission; (ii) the Registration Statement complied when it became effective and will comply at any time during the term of the Exchange Offer and the Rescission Offer, in all material respects with the requirements of the Act and the Prospectus complied, as of its date and the date of filing thereof, and will comply at any time during the term of the Exchange Offer and the Rescission Offer, in all material respects with the requirements of the Act and any statutes, regulations, contracts or other documents that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been and will be so described or filed; (iii) the conditions to the use of Form S-4 have been satisfied; (iv) the Registration Statement did not when it became effective and will not at any time during the term of the Exchange Offer and the Rescission Offer, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and the Prospectus did not as of the date of filing thereof and as of its date and, will not at any time during the term of the Exchange Offer and Rescission Offer contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with information furnished in writing by you to the Company expressly for use in the Registration Statement or the Prospectus as amended or supplemented (it being understood that the only information being furnished to the Company is the name of the Dealer Manager as it appears on the cover of the Prospectus and the name, address and other contact information of the Dealer Manager as it first appears in the Summary Section of the Prospectus); and the Company has not distributed and will not distribute any offering material in connection with the exchange of the Debentures other than the Exchange Material and Additional Material.

      (b) Incorporated Documents. The documents incorporated by reference in the Registration Statement and the Prospectus, when filed with the Commission, conformed or will conform, as the case may be, in all material respects with the requirements of the Exchange Act and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

      (c) Financial Statements. The financial statements and the related notes thereto included or incorporated by reference in the Registration Statement and the Prospectus comply as to form in all material respects with the applicable requirements of the Act and the Exchange Act, as applicable, and present fairly in all material respects the financial position of the Company and its subsidiaries as of the dates indicated and the results of their operations and the changes in their cash flows for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods covered thereby; and the other financial information included or incorporated by reference in the Registration Statement and the Prospectus has been derived from the accounting records of the Company and presents fairly in all material respects the information shown thereby.

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      (d) No Material Adverse Change. Since December 31, 2004, except as set forth in the Prospectus, (i) there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries, or any dividend or distribution of any kind declared, set aside for payment, paid or made by the Company on any class of capital stock (other than quarterly cash dividends in the ordinary course of business declared on February 5, 2005 and 5% stock dividend declared on February 5, 2005), or any material adverse change, or any development involving a prospective material adverse change, in or affecting the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole; (ii) none of the Company or any of its subsidiaries has entered into any transaction or agreement that is material to the Company and its subsidiaries taken as a whole or incurred any liability or obligation, direct or contingent, that is material to the Company and its subsidiaries taken as a whole; and (iii) none of the Company or any of its subsidiaries has sustained any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor disturbance or dispute or any action, order or decree of any court or arbitrator or governmental or regulatory authority, except in each case as otherwise disclosed in the Prospectus.

      (e) Organization and Good Standing. The Company and each of its subsidiaries have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a material adverse effect on the business, properties, management, financial position, results of operations or prospects of the Company and its subsidiaries taken as a whole or on the performance by the Company of its obligations under the Exchange Debentures (a "Material Adverse Effect"). The subsidiaries of the Company listed in "Part I -- Item 1. Business" of the Company's 2004 Annual Report on Form 10-K are the only significant subsidiaries (the "Significant Subsidiaries") of the Company.

      (f) Capitalization. All the outstanding shares of capital stock or other equity interests of the Company and its subsidiaries have been duly and validly authorized and issued, are fully paid and non-assessable (except as otherwise described in the Prospectus) and are owned directly or indirectly by the Company, free and clear of any lien, charge, encumbrance, security interest, restriction on voting or transfer or any other claim of any third party.

      (g) Due Incorporation and Compliance with Regulations. Each of the Company and each insurance subsidiary of the Company is in compliance with the requirements of the insurance laws of the jurisdiction of its incorporation or domicile and any applicable regulations thereunder and has filed all reports, registrations, documents or other information required to be filed thereunder, except where the failure to comply or file would not have a Material Adverse Effect; and each of the insurance subsidiaries is in compliance with the insurance laws and regulations of each other jurisdiction that is applicable to such insurance subsidiary, except where a failure to comply would not have a Material Adverse Effect.

      (h) Due Authorization. The Company has full right, power and authority to execute and deliver this Agreement, the Indenture and the Exchange Debentures (collectively, the "Transaction Documents") and to perform its obligations hereunder and thereunder; and all action required to be taken for the due and proper authorization, execution and delivery of each of the Transaction Documents and the consummation of the transactions contemplated thereby has been duly and validly taken.

      (i) The Indenture. The Indenture has been duly authorized by the Company and, when duly executed and delivered in accordance with its terms by each of the parties thereto, will constitute the valid

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and legally binding agreement of the Company enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency, rehabilitation or similar laws affecting the enforcement of creditors' rights generally or by equitable principles relating to enforceability (collectively, the "Enforceability Exceptions"); and, on the Expiration Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

      (j) The Exchange Debentures. On the Expiration Date, the Exchange Debentures will have been duly authorized by the Company and, when duly executed, authenticated, issued and delivered in exchange for the Old Debentures as contemplated by the Exchange Offer Material, will be duly and validly issued and outstanding and will constitute valid and legally binding obligations of the Company, as issuer, enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

      (k) No Violation or Default. None of the Company or any of its subsidiaries is (i) in violation of its charter, by-laws or similar organizational documents; (ii) in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject; or
(iii) in violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (ii) and (iii) above, for any such default or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

      (l) No Conflicts. The execution, delivery and performance by the Company of each of the Transaction Documents to which each is a party, the exchange of the Old Debentures in the Exchange Offer or repurchase of the Old Debentures in the Rescission Offer and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject, (ii) result in any violation of the provisions of the charter, by-laws or similar organizational documents of the Company or any of its subsidiaries or (iii) result in the violation of any law or statute or any judgment, order, rule or regulation of any court or arbitrator or governmental or regulatory authority, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

      (m) No Consents Required. No consent, approval, authorization, order, registration or qualification of or with any court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Transaction Documents, the exchange of the Old Debentures in the Exchange Offer or repurchase of the Old Debentures in the Rescission Offer and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Transaction Documents, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under the Act and Trust Indenture Act and applicable state securities and insurance securities laws.

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      (n) DTC. The Company has made appropriate arrangements with The Depository
Trust Company to allow for the book-entry movement of tendered Debentures between depository participants and the Exchange Agent referred to above.

      (o) Descriptions of the Transaction Documents. Each Transaction Document conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus.

      (p) Legal Proceedings. Except as described in the Prospectus, there are no local, state or federal governmental or regulatory investigations, actions, suits or proceedings pending to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is the subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect; and to the best knowledge of the Company, no such investigations, actions, suits or proceedings are threatened or contemplated by any state or federal governmental or regulatory authority or threatened by others.

      (q) Independent Accountants. Deloitte & Touche LLP, who have certified certain financial statements of the Company and its subsidiaries, are independent registered public accountants with respect to the Company and its subsidiaries within the meaning of Rule 101 of the Code of Professional Conduct of the American Institute of Certified Public Accountants and its interpretations and rulings thereunder.

      (r) Investment Company Act. None of the Company or any of its subsidiaries is, and after giving effect to the Exchange Offer or the Rescission Offer as described in the Prospectus none of them will be, an "investment company" or an entity "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder (collectively, "Investment Company Act").

      (s) Bank Holding Company Act. All of the Company's investments in entities subject to regulation under the Bank Holding Company Act of 1956, as amended (the "BHCA"), comply in all material respects with the requirements of the BHCA, and no consents, approvals or filings are required for such investments under the BHCA, except for such consents, approvals or filings (i) which have been granted or made and are in full force and effect or (ii) which, if not granted, made or obtained, or which are not in full force and effect, would not have a Material Adverse Effect.

      (t) No Broker's Fees. None of the Company or any of its subsidiaries is a party to any contract, agreement or understanding with any person (other than this Agreement) that would give rise to a valid claim against any of them or the Dealer Manager for a brokerage commission, finder's fee or like payment in connection with the exchange of the Old Debentures in the Exchange Offer or repurchase of the Old Debentures in the Rescission Offer.

      (u) Forward-Looking Statements. No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange
Act) contained or incorporated by reference in the Prospectus has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

      (v) Taxes. The Company and its subsidiaries have paid all federal, state, local and foreign taxes and filed all tax returns required to be paid or filed through the date hereof, except for any such failure to pay or file which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect; and except as otherwise disclosed in the Prospectus, there is no material tax deficiency that has been, or could reasonably be expected to be, asserted against the Company or any of its subsidiaries or any of their respective properties or assets.

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      (w)  Licenses and Permits. The Company and its subsidiaries possess all licenses, certificates, permits and other authorizations issued by, and have made all declarations and filings with, the appropriate federal, state, local or foreign governmental or regulatory authorities that are necessary for the ownership or lease of their respective properties or the conduct of their respective businesses as described in the Prospectus, except where the failure to possess or make the same would not, individually or in the aggregate, have a Material Adverse Effect; and except as described in the Prospectus, none of the Company or any of its subsidiaries has received notice of any revocation or modification of any such license, certificate, permit or authorization or has any reason to believe that any such license, certificate, permit or authorization will not be renewed in the ordinary course.

      (x) No Labor Disputes. No labor disturbance by or dispute with employees of the Company or any of their subsidiaries exists or, to the best knowledge of the Company, is contemplated or threatened.

      (y) Statistical and Market Data. Nothing has come to the attention of the Company that has caused the Company to believe that the statistical and market-related data included or incorporated by reference in the Prospectus is not based on or derived from sources that are reliable and accurate in all material respects.

      (z)  Controls. The Company and each of its subsidiaries referenced in
Section 3(e) hereof (i) maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences, and (ii) the Company maintains a system of "disclosure controls and procedures" (as such term is defined in Rule 13a-14(c) under the Exchange Act).

      (aa) Sarbanes-Oxley. The Company is in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act of 2002 that are effective.

      5. Conditions of Obligation. You shall be entitled to withdraw as Dealer Manager, at any time, if the conditions set forth in this Section are not met. Your obligation to act as Dealer Manager hereunder will at all times be subject, in your discretion, to the conditions that:

      (a) Representations and Warranties. The representations and warranties of the Company contained herein shall be true and correct on the date hereof (the "Commencement Date") and on and as of the Expiration Date; and the statements of the Company and its respective officers made in any certificates delivered pursuant to this Agreement shall be true and correct on and as of the Expiration Date.

      (b) No Downgrade. Subsequent to the execution and delivery of this Agreement and prior to the Expiration Date, there shall not have occurred any downgrading, nor shall any notice have been given of (i) any intended or potential downgrading or (ii) any review or possible change that does not indicate an improvement in the rating accorded any securities of or guaranteed by the Company or in the "financial strength" rating of any of the Company's insurance subsidiaries by any "nationally recognized statistical rating organization", as such term is defined for purposes of Rule 436(g)(2) under the Securities Act (including, without limitation, A.M. Best Co. and Fitch Ratings).

      (c) No Material Adverse Change. Subsequent to the execution and delivery of this Agreement, no event or condition of a type described in Section 3(d) hereof shall have occurred or shall exist, which event or condition is not described in the Prospectus (excluding any amendment or supplement thereto or any document filed with the Commission after the date hereof and incorporated by reference therein) and the effect of which in the judgment of the Dealer Manager makes it impracticable or inadvisable to proceed with the Exchange Offer and the Rescission Offer on the terms and in the manner contemplated by this Agreement and the Prospectus.

      (d) Officer's Certificate. The Dealer Manager shall have received on and as of the Expiration Date, a certificate of an executive officer of the Company who shall execute such certificate on behalf of the Company, and not in his or her individual capacity, who has specific knowledge of the Company's financial matters and is reasonably satisfactory to the Dealer Manager (i) confirming that such officer has carefully reviewed the Prospectus and, to the best knowledge of such officer, the representation set forth in Section 3(a) hereof is true and correct, (ii) confirming that the other representations and warranties of the Company in this Agreement are true and correct in all material respects and that the Company has complied in all material respects with all agreements and satisfied all conditions on their part to be performed or satisfied hereunder at or prior to the Expiration Date and (iii) to the effect set forth in paragraphs
(b) and (c) above.

      (e) Comfort Letters. On each of the Commencement Date and the Expiration Date, Deloitte & Touche LLP shall have furnished to the Dealer Manager, at the request of the Company, letters dated the Commencement Date and the Expiration Date and addressed to the Dealer Manager, in form and substance reasonably satisfactory to the Dealer Manager, containing statements and information of the type customarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained or incorporated by reference in the Prospectus; provided that the letter delivered on the Expiration Date shall use a "cut-off" date no more than three business days prior to the Expiration Date.

      (f) Opinions of Counsel for the Company. The Dealer Managers shall have received, at the request of the Company, written opinions of (i) Dewey Ballantine LLP, New York counsel for the Company on and as of the Commencement Date and the Expiration Date each addressed to the Dealer Manager and in form and substance reasonably satisfactory to the Dealer Manager, to the effect set forth in Annex A-1 and Annex A-2, respectively and (ii) Dinsmore & Shohl LLP, Ohio counsel for the Company on and as of the Commencement Date and the Expiration Date each addressed to the Dealer Manager and in form and substance reasonably satisfactory to the Dealer Manager, to the effect set forth in Annex B-1 and Annex B-2, respectively.

      (g) Opinion of Counsel for the Dealer Manager. The Dealer Manager shall have received on and as of the Expiration Date an opinion of Davis Polk & Wardwell, counsel for the Dealer Manager, with respect to such matters as the Dealer Manager may reasonably request, and such counsel shall have received such documents and information as they may reasonably request to enable them to pass upon such matters.

      (h) Good Standing. The Dealer Manager shall have received on and as of the Expiration Date reasonably satisfactory evidence of the good standing of the Company and its Significant Subsidiaries in their respective jurisdictions of organization and their good standing in such other jurisdictions as the Dealer Manager may reasonably request, in each case in writing or any standard form of telecommunication, from the appropriate governmental authorities of such jurisdictions.

      (i) DTC. The Exchange Debentures shall be eligible for clearance and settlement through DTC.

      (j) Additional Documents. On or prior to the Expiration Date, the Company shall have furnished to the Dealer Manager such further certificates and documents as the Dealer Manager may reasonably request.

      All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Dealer Manager.

      6. Indemnity.

      (a) Notwithstanding any other provision of this Agreement, if UBS Securities becomes involved in any capacity in any claim, suit, action, proceeding, investigation or inquiry (including, without limitation, any shareholder or derivative action or arbitration proceeding) (collectively, a "Proceeding") in connection with any matter in any way relating to, or referred to in this Agreement or arising out of the matters contemplated by this Agreement, the Company will reimburse UBS Securities for all reasonable fees and expenses (including counsel fees and expenses, and including the costs of any investigation and preparation conducted by or on behalf of UBS Securities) as such expenses are incurred by UBS Securities in connection therewith. The Company agrees to indemnify, defend and hold UBS Securities harmless, to the fullest extent permitted by law, from and against any losses, claims, damages, liabilities and expenses (A) arising out of or based upon any untrue statement or alleged untrue statement of any material fact contained in the Exchange Offer Materials or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances in which they were made, not misleading (other than Dealer Manager Information), or (B) in connection with any matter in any way relating to or referred to in this Agreement or arising out of the matters contemplated by this Agreement, except to the extent that, in the case of this clause (A), it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that such losses, claims, damages, liabilities and expenses resulted solely from Dealer Manager Information, or, in the case of this clause
(B), it shall be determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review that such losses, claims, damages, liabilities and expenses resulted solely from UBS Securities's gross negligence or willful misconduct.

      Upon receipt of actual notice of a Proceeding against UBS Securities with respect to which indemnity may be sought hereunder, UBS Securities shall notify the Company in writing, provided that the failure to so notify Company will not relieve the Company from any liability that the Company may have on account of this indemnity or otherwise, except to the extent that the Company has been prejudiced in any material respect by such failure. If requested by UBS Securities, the Company may assume the defense of any such Proceeding, including the employment of counsel satisfactory to UBS Securities, and in such event, the Company shall have the right, subject to the other terms of this Agreement, to defend, handle, settle, compromise and otherwise deal with any and all such matters for itself and UBS Securities. UBS Securities shall have the right to employ separate counsel in any such Proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of UBS Securities, unless (i) the Company shall have failed promptly to assume the defense thereof and employ counsel as provided above or (ii) the named parties to any such Proceeding include UBS Securities and the Company, and UBS Securities shall have been advised by counsel that there may be one or more legal defenses available to it that are different from or in addition to those available to the Company, provided that the Company shall not in any event be responsible hereunder for the fees and expenses of more than one firm of separate counsel in connection with any Proceeding, in addition to any local counsel. If such indemnification were for any reason not to be available or sufficient to hold UBS Securities harmless, the Company agrees to contribute to the losses, claims, damages, liabilities and expenses involved in the proportion appropriate to reflect the relative benefits paid or received or sought to be paid or received by the Company and its stockholders and affiliates and other constituencies, on the one hand, and the party entitled to contribution, on the other hand, in the matters contemplated by this Agreement; provided, that in no event shall UBS Securities be required to contribute an aggregate amount in excess of the aggregate fees actually paid to or owed to UBS Securities under this Agreement. The Company will not settle any Proceeding in respect of which indemnity may be sought hereunder, whether or not UBS Securities is an actual or potential party to such Proceeding, without UBS Securities's prior written consent unless such settlement (i) includes an unconditional release of UBS Securities from all liability in any way related to or arising out of such Proceeding and (ii) does not impose any actual or potential liability upon UBS Securities and does not contain any factual or legal admission by or with respect to UBS Securities or any adverse statement with respect to the character, professionalism, due care, loyalty, expertise or reputation of UBS Securities or any action or inaction by UBS Securities. The foregoing indemnity and contribution agreement shall be in addition to any rights that UBS Securities or any indemnified party may have at common law or otherwise.

      (b) The Dealer Manager agrees to indemnify and hold harmless the Company and any of its affiliates, the respective officers, current and former directors, employees and agents of the Company and its affiliates, and each other person, if any, controlling the Company or any of its affiliates to the same extent as the foregoing indemnities from the Company to the Dealer Manager, but only with reference to the Dealer Manager Information. The Company also agrees that UBS Securities shall not have any liability to the Company or any person asserting claims on behalf of or in right of the Company in connection with or as a result of either UBS Securities's engagement under this Agreement or any matter referred to in this Agreement, except to the extent that any losses, claims, damages, liabilities or expenses incurred by the Company are determined by a court of competent jurisdiction in a judgment that has become final in that it is no longer subject to appeal or other review to have resulted solely from the gross negligence or willful misconduct of UBS Securities in performing the services that are the subject of this Agreement.

      (c) For the purposes of section 6, (i) Dealer Manager Information shall mean the name of the Dealer Manager as it appears on the cover of the Prospectus and the name, address and other contact information of the Dealer Manager as it first appears in the Summary Section of the Prospectus and (ii) UBS Securities shall include UBS Securities LLC and any of its affiliates, the respective officers, current and former directors, employees and agents of UBS Securities and its affiliates, and each other person, if any, controlling UBS Securities or any of its affiliates.

      7. Miscellaneous.

      (a) This Agreement is made solely for the benefit of you, the Company and any director, officer, agent, employee, affiliate or controlling person referred to in Section 6 hereof, and their respective successors, assigns, heirs and legal representatives, and no other person will acquire or have any right under or by virtue of this Agreement.

      (b) In the event that any provision hereof will be determined to be invalid or unenforceable in any respect, such determination will not affect such provision in any other respect or any other provision hereof, which will remain in full force and effect.

      (c) All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted and confirmed by any standard form of telecommunication. Notices to the Dealer Manager shall be given to:

      UBS Securities LLC
      677 Washington Boulevard

      Stamford, CT 06901
      Fax: (203) 719-1620; Attention: Liability Management Group

      with copies to (which shall not constitute notice):

      UBS Securities LLC
      677 Washington Boulevard
      Stamford, CT 06901
      Fax: (203) 719-0680; Attention: Legal Department

      Davis Polk & Wardwell
      450 Lexington Avenue
      New York, New York 10017
      Fax: 212.450.3800; Attn: Ethan T. James

      Notices to the Company shall be given to:

      Cincinnati Financial Corporation
      6200 South Gilmore Road
      Fairfield, OH 45014-5141
      Fax: 513.870.0609; Attention: Kenneth W. Stecher

      with a copy to (which shall not constitute notice):

      Dewey Ballantine LLP
      1301 Avenue of the Americas
      New York, New York 10019
      Fax: 212.259.6381; Attn: Jonathan Freedman

      (d) This Agreement contains the entire understanding of the parties with respect to your acting as Dealer Manager of the Exchange Offer and the Rescission Offer to the Company, superseding all prior agreements, understandings and negotiations with respect to such activities by you. This Agreement may be executed in any number of separate counterparts, each of which will be an original, but all such counterparts will together constitute one and the same agreement.

      (e) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Any right to trial by jury with respect to any action or proceeding arising in connection with or as a result of either your engagement or any matter referred to in this Agreement is hereby waived by the parties hereto. The Company agrees that any suit or proceeding arising out of or relating to this Agreement which may be instituted in any state or federal court in the Borough of Manhattan, The City of New York, and each party hereto irrevocably submits to the jurisdiction of any such court in respect of any such action and irrevocably waives any objection which it may now or hereafter have to the laying of venue of any such action in any such court.

      (f) All payments under this Agreement shall be made in U.S. dollars and without withholding or deduction of any tax, assessment or other governmental charge (collectively, "Tax") unless required by law. If (i) the Company shall be required to deduct or withhold any Tax or (ii) any Tax is required to be paid by you solely on account of services performed hereunder other than Tax that is imposed on your overall net income (and franchise taxes imposed in lieu thereof) by the jurisdiction under the laws of which you are organized or of your applicable office, or any political subdivision thereof, then the Company shall pay to you such additional amounts ("Additional Amounts") as shall be required so that the net amount received by you from the Company, after such deduction, withholding or payment shall equal the amount otherwise due to you pursuant to this Agreement; provided, that Additional Amounts will not be paid if such Tax arises from actions taken by you other than your having executed, delivered or performed your obligations or received payments under, or enforced, this Agreement including but not limited to (1) failing to provide certification on U.S. Internal Revenue Service Forms W-8 or W-9 as applicable or (2) changing the location of the office from which you are acting. Furthermore, you agree to take all reasonable actions requested by the Company to assist the Company to recover from the relevant taxation authority any Tax in respect of which amounts were paid pursuant to this subsection.

      Please sign and return to us a duplicate of this letter, whereupon it will become a binding agreement.

Very truly yours,

CINCINNATI FINANCIAL CORPORATION

By: ____________________________
    Name:
    Title:

The undersigned hereby confirms that the foregoing letter agreement, as of the date thereof, correctly sets forth the agreement between the Company and the undersigned.

UBS SECURITIES LLC

By: ____________________________
    Name:
    Title:

By: ____________________________
    Name:
    Title:

                                                                       Annex A-1

                     Form of Opinion of Dewey Ballantine LLP

            (a) No consent, approval, authorization, order, registration or qualification of or with any New York or federal court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of the Dealer Manager Agreement and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Dealer Manager Agreement, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under the Act, Trust Indenture Act and applicable state securities and insurance laws.

            In addition, such counsel shall state that (i) the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and (ii) nothing has come to such counsel's attention that causes such counsel to believe that, insofar as relevant to the exchange of the Old Debentures for Exchange Debentures in the Exchange Offer or the repurchase of the Old Debentures in the Rescission Offer,
(A) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made, not misleading or (B) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel expresses no belief).

            In rendering such opinion, such counsel may rely (i) as to matters of fact, on certificates of responsible officers of the Company and public officials that are furnished to the Dealer Manager and (ii) as to matters of Ohio law, on the opinion of Dinsmore & Shohl LLP.

            The opinion of Dewey Ballantine LLP described above shall be rendered to the Dealer Manager at the request of the Company and shall so state therein.

                                     A-1-1

                                                                       Annex A-2

                     Form of Opinion of Dewey Ballantine LLP

            (a) The Indenture constitutes a valid and legally binding agreement of the Company enforceable against the Company in accordance with its terms, subject to the Enforceability Provisions; and the Indenture conforms in all material respects with the requirements of the Trust Indenture Act and the rules and regulations of the Commission applicable to an indenture that is qualified thereunder.

            (b) The Exchange Debentures, when duly executed, authenticated, issued and delivered in exchange for the Old Debentures as contemplated by the Exchange Offer Material will constitute valid and legally binding obligations of the Company enforceable against the Company in accordance with their terms, subject to the Enforceability Exceptions, and will be entitled to the benefits of the Indenture.

            (c) Each of the Indenture and the Exchange Debentures conforms in all material respects to the description thereof contained in the Prospectus.

            (d) No consent, approval, authorization, order, registration or qualification of or with any New York or federal court or arbitrator or governmental or regulatory authority is required for the execution, delivery and performance by the Company of each of the Indenture and the Exchange Debentures, the exchange of Old Debentures for Exchange Debentures in the Exchange Offer or the repurchase of the Old Debentures in the Rescission Offer and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Indenture and the Exchange Debentures, except for such consents, approvals, authorizations, orders and registrations or qualifications as may be required under the Act, Trust Indenture Act and applicable state securities and insurance laws.

            (e) The Company is not, and after giving effect to the exchange of Old Debentures for Exchange Debentures in the Exchange Offer and the repurchase of the Old Debentures in the Rescission Offer as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act and the rules and regulations of the Securities and Exchange Commission promulgated thereunder.

            In addition, such counsel shall state that (i) the Registration Statement and the Prospectus appear on their face to be appropriately responsive in all material respects to the requirements of the Act and the applicable rules and regulations of the Commission thereunder; and (ii) nothing has come to such counsel's attention that causes such counsel to believe that, insofar as relevant to the exchange of the Old Debentures for Exchange Debentures in the Exchange Offer or the repurchase of the Old Debentures in the Rescission Offer,
(A) the Registration Statement, at the time it became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein in the light of the circumstances in which they were made, not misleading or (B) the Prospectus, as of its date and as of the date hereof, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (other than, in each case, the financial statements and other financial information contained or incorporated by reference therein, as to which such counsel expresses no belief).

            In rendering such opinion, such counsel may rely (i) as to matters of fact, on certificates of responsible officers of the Company and public officials that are furnished to the Dealer Manager and (ii) as to matters of Ohio law, on the opinion of Dinsmore & Shohl LLP.

                                     A-2-1

            The opinion of Dewey Ballantine LLP described above shall be rendered to the Dealer Manager at the request of the Company and shall so state therein.

                                     A-2-2

                                                                       Annex B-1

                     Form of Opinion of Dinsmore & Shohl LLP

            (a) The Dealer Manager Agreement has been duly authorized, executed and delivered by the Company.

            (b) The Company has full right, power and authority to execute and deliver the Dealer Manager Agreement and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Dealer Manager Agreement and the consummation of the transactions contemplated thereby has been duly and validly taken.

            (c) The execution, delivery and performance by the Company of the Dealer Manager Agreement and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Dealer Manager Agreement will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which in any such case are known to such counsel after due investigation, (ii) result in any violation of the provisions of the Articles or Code of Regulations of the Company or any of its Designated Subsidiaries or (iii) result in the violation of any Ohio law or statute or any judgment, order, rule or regulation of any Ohio court or arbitrator or governmental or regulatory authority and which in any such case are known to such counsel after due investigation, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

      In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Dealer Manager.

      The opinion of Dinsmore & Shohl LLP described above shall be rendered to the Dealer Manager at the request of the Company and shall so state therein.

                                     B-1-1

                                                                       Annex B-2

                     Form of Opinion of Dinsmore & Shohl LLP

            (a) The Indenture has been duly authorized, executed and delivered by the Company.

            (b) The Exchange Debentures have been duly authorized, executed and delivered in exchange for the Old Debentures as contemplated by the Exchange Offer Material by the Company and, when duly authenticated as provided in the Indenture, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture.

            (c) The Company and each of its Designated Subsidiaries (as defined in the Indenture) have been duly organized and are validly existing and in good standing under the laws of their respective jurisdictions of organization, are duly qualified to do business (based solely upon a review of certificates furnished by public officials) and are in good standing in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to be so qualified or have such power or authority would not, individually or in the aggregate, have a Material Adverse Effect.

            (d) The Company has full right, power and authority to execute and deliver each of the Indenture and the Exchange Debentures and to perform its obligations thereunder; and all corporate action required to be taken for the due and proper authorization, execution and delivery of each of the Indenture and the Exchange Debentures and the consummation of the transactions contemplated thereby has been duly and validly taken.

            (e) Each document incorporated by reference in the Registration Statement and the Prospectus (other than the financial statements and other financial information contained therein, as to which such counsel expresses no opinion), when filed with the Commission, conformed in all material respects to the requirements of the Exchange Act and the rules and regulations of the Commission thereunder.

            (f) The execution, delivery and performance by the Company of each of the Indenture and the Exchange Debenture, the exchange of Old Debentures for Exchange Debentures in the Exchange Offer and repurchase of the Old Debentures in the Rescission Offer and compliance by the Company with the terms thereof and the consummation of the transactions contemplated by the Indenture and the Exchange Debentures will not (i) conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject and which in any such case are known to such counsel after due investigation, (ii) result in any violation of the provisions of the Articles or Code of Regulations of the Company or any of its Designated Subsidiaries or (iii) result in the violation of any Ohio law or statute or any judgment, order, rule or regulation of any Ohio court or arbitrator or governmental or regulatory authority and which in any such case are known to such counsel after due investigation, except, in the case of clauses (i) and (iii) above, for any such conflict, breach or violation that would not, individually or in the aggregate, have a Material Adverse Effect.

                                     B-2-1

            (f) To the best knowledge of such counsel, except as described in the Prospectus, there are no legal, governmental or regulatory investigations, actions, suits or proceedings pending or threatened to which the Company or any of its subsidiaries is a party or to which any property of the Company or any of its subsidiaries is subject that, individually or in the aggregate, if determined adversely to the Company or any of its subsidiaries, could reasonably be expected to have a Material Adverse Effect.

            (g) The descriptions in the Prospectus of Ohio and federal statutes, legal, governmental and regulatory proceedings and contracts and other documents are accurate in all material respects.

      In rendering such opinion, such counsel may rely as to matters of fact on certificates of responsible officers of the Company and public officials that are furnished to the Dealer Manager.

      The opinion of Dinsmore & Shohl LLP described above shall be rendered to the Dealer Manager at the request of the Company and shall so state therein.

                                     B-2-2